                                                                    EXHIBIT 99.3

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS
                                    --------

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

20-Mar-02                        Summary Of Bank, Investment & Petty Cash Accounts                       Attachment 1
 5:26 PM                                    Great AQ Steamboat, L.L.C.
Summary                                       Case No: 01-10960 (EIK)                                       UNAUDITED
Great AQ Steamboat, LLC                     For Month Of February, 2002

                                               Balances
                                    ------------------------------       Receipts &         Bank
                                       Opening          Closing          Disbursements      Statements      Account
Account                             As Of 2/01/02    As Of 2/28/02       Included           Included        Reconciled
-------                             -------------    -------------       -------------      -------------   -----------
American Queen Steamer                10,000.00        10,000.00         Yes                No - Not        Yes
Hibernia                                                                                    Concentration
Account # - 812-395-343                                                                     Account

American Queen                             0.00             0.00         No -               Not A Bank      No -
Petty Cash                                                               No Activity        Account         No Activity

20-Mar-02                                       Receipts & Disbursements                                Attachement 2-1
 5:27 PM                                       Great AQ Steamboat, L.L.C.
R&D - Hibernia - AQ Steamer                      Case No: 01-10960 (EIK)                                      UNAUDITED
                                                        Hibernia
                                              American Queen Steamer Account
                                                  Account # - 812-395-343
                                               1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                  10,000.00

Receipts

                                  90,000.00              From The Delta Queen Steamboat Company --
                                                           Hibernia -- DQ Master Cash Account (812-395-335)

                                 ----------
                                  90,000.00              Total Receipts

Disbursements

                                 (90,000.00)             To The Delta Queen Steamboat Company --
                                                          Hibernia -- Payroll Account (812-395-289)

                                 ----------
                                 (90,000.00)             Total Disbursements

Closing Balance - 28 Feb 02
                                  10,000.00

20-Mar-02      Concentration & Investment Account Statements        Attachment 3
 5:28 PM
Summary                For Month Of February, 2002
Great AQ Steamboat, LLC
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 15:07:56
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: FEB-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                  PTD-Actual
                                                  28-Feb-02
                                                 ----------
Revenue
Gross Revenue                                      2,684.16
Allowances                                             0.00
                                                 ----------
Net Revenue                                        2,684.16

Operating Expenses
Air                                                    0.00
Hotel                                                  0.00
Commissions                                            0.00
Onboard Expenses                                    (467.41)
Passenger Expenses                                 1,186.45
Vessel Expenses                                   14,131.76
Layup/Drydock Expense                                  0.00
Vessel Insurance                                   5,271.24
                                                 ----------
Total Operating Expenses                          20,122.04

                                                 ----------
Gross Profit                                     (17,437.88)

SG&A Expenses
General and Admin Expenses                        (2,379.64)
Sales & Marketing                                      0.00
Pre-Opening Costs                                      0.00
                                                 ----------
Total SG&A Expenses                               (2,379.64)

                                                 ----------
EBITDA                                           (15,058.24)

Depreciation                                           0.00
                                                 ----------
Operating Income                                 (15,058.24)

Other Expense/(Income)
Interest Income                                        0.00
Interest Expense                                  21,296.70
Equity in Earnings for Sub                             0.00
Reorganization expenses                                0.00
                                                 ----------
Total Other Expense/(Income)                      21,296.70

                                                 ----------
Net Pretax Income/(Loss)                         (36,354.94)

                                                 ----------
Income Tax Expense                                     0.00

                                                 ----------
Net Income/(Loss)                                (36,354.94)
                                                 ==========

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:01
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: FEB-2

currency USD
Company=23 (AMERICAN QUEEN)

                                         YTD-Actual             YTD-Actual
                                         28-Feb-02              22-Oct-01
                                       --------------         --------------
ASSETS

Cash and Equivalent                         10,000.00              27,915.55

Restricted Cash                                     0                      0

Accounts Receivable                         42,344.12             100,111.04

Inventories                                380,454.25             436,746.94

Prepaid Expenses                                    0               1,126.00

Other Current Assets                       108,446.89             189,129.97

                                       --------------         --------------
Total Current Assets                       541,245.26             755,029.50

Fixed Assets                            76,449,630.83          76,449,630.83

Accumulated Depreciation               -23,703,366.77         -23,703,366.77

                                       --------------         --------------
Net Fixed Assets                        52,746,264.06          52,746,264.06

Net Goodwill                                        0                      0

Intercompany Due To/From                11,809,411.38          11,900,053.46

Net Deferred Financing Fees                550,483.15             561,110.86

Net Investment in Subsidiaries                      0                      0

                                       --------------         --------------
Total Other Assets                      12,359,894.53          12,461,164.32

                                       --------------         --------------
Total Assets                            65,647,403.85          65,962,457.88

                                       --------------         --------------

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:51:01
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: FEB-2

currency USD
Company=23 (AMERICAN QUEEN)

                                                YTD-Actual             YTD-Actual
                                                28-Feb-02              22-Oct-01
                                              -------------          -------------
LIABILITIES

Accounts Payable                                   1,974.58               5,469.58

Accrued Liabilities                              730,808.75             754,127.79

Deposits                                                  0                     25

                                              -------------          -------------
Total Current Liabilities                        732,783.33             759,622.37

Long Term Debt                                            0                      0

Other Long Term Liabilities                               0                      0

                                              -------------          -------------
Total Liabilities                                732,783.33             759,622.37

OTHER

Liabilities Subject to Compromise             48,582,746.01          48,583,115.71

                                              -------------          -------------
Total Other                                   48,582,746.01          48,583,115.71

OWNER'S EQUITY

Common Stock                                       1,000.00               1,000.00

Add'l Paid In Capital                          4,060,000.00           4,060,000.00

Current Net Income (Loss)                       -103,776.79            -493,470.71

Retained Earnings                             12,374,651.30          13,052,190.51

                                              -------------          -------------
Total Owner's Equity                          16,331,874.51          16,619,719.80

                                              -------------          -------------
Total Liabilities & Equity                    65,647,403.85          65,962,457.88
                                              -------------          -------------

Great AQ Steamboat L.L.C.                                               01-10960
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                      For the Month Ended January 31, 2002

                                                                BEGINNING                                               ENDING
AFFILIATE NAME                              CASE NUMBER          BALANCE              DEBITS           CREDITS          BALANCE
American Classic Voyages Co.                 01-10954         22,410,199.14             467.41                --     22,410,666.55
AMCV Cruise Operations, Inc.                 01-10967        (22,754,903.63)          4,205.50         21,031.71    (22,771,729.84)
The Delta Queen Steamboat Co.                01-10970         17,105,323.22          90,000.00         93,952.73     17,101,370.49
DQSB II, Inc.                                01-10974               (919.60)                --                --           (919.60)
Great Pacific NW Cruise Line, L.L.C          01-10977              5,552.79                 --                --          5,552.79
Great River Cruise Line, L.L.C               01-10963           (165,397.01)                --          1,994.62       (167,391.63)
Great Ocean Cruise Line, L.L.C               01-10959            (14,507.47)                --                --        (14,507.47)
Cruise America Travel, Incorporated          01-10966         (3,165,198.27)                --                --     (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C           01-10964            144,264.37                 --                --        144,264.37
Cape Cod Light, L.L.C                        01-10962           (500,000.00)                --                --       (500,000.00)
Cape May Light, L.L.C                        01-10961         (1,640,241.44)                --                --     (1,640,241.44)
Project America, Inc.                        N/A                 (15,864.24)                --                --        (15,864.24)
Oceanic Ship Co.                             N/A                  (7,408.30)                --                --         (7,408.30)
Project America Ship I, Inc.                 N/A                 459,787.19                 --                --        459,787.19
Great Hawaiian Properties Corporation        01-10971            (22,591.38)                --                --        (22,591.38)
American Hawaii Properties Corporation       01-10976             (1,496.24)                --                --         (1,496.24)
Great Independence Ship Co.                  01-10969             (4,881.60)                --                --         (4,881.60)
                                                             ---------------------------------------------------------------------
                                                              11,831,717.53          94,672.91        116,979.06     11,809,411.38
                                                             =====================================================================

GREAT AQ STEAMBOAT, L.L.C.                                CASE #: 01-10960 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                             0-30 DAYS     31-60 DAYS    61-90 DAYS    91+ DAYS            TOTAL
Paymentech Credit Card Processor                                                              32954.01           32954.01
American Express Credit Card Processor                                                         6069.56            6069.56
Discover Credit Card Processor                                                                 3185.55            3185.55
Diners Credit Card Processor                                                                                            0
Travel Agents                                                                                                           0
Crew Member                                            135                                                            135

Total                                                  135             0             0        42209.12           42344.12

                                                                   ATTACHMENT #7

                                 AMERICAN QUEEN                     Attachment 8
                                AP-STEAMER CHECKS
                               23-000-221300-00000

                                   FEBRUARY-02

OUTSTANDING CHECKS:

                   17707 Tashanda Morreno-Amber Hensley                     60
                   17732 Peter Levaneur-Sally Ralicki                      100
                   17768 Bryant Johnson-Kenshell Lang                       80
                   17779 Mark King-Rosa Trumble                            170
                   17818 Brian Biondi-Pete Biondi                          200
                   17820 Joe Willett-NARP                                   28
                   17827 B. Grisham-AG Edwards                             100
                   17828 Mark King                                         340
                   17837 Daniel Smith-Anastastia Jones                      75
                   17848 J. Hill-Neurosurgical Specialties                 117
                   17850 E. Newman- R. Ryan                                250
                   17851 Louis Ford-SJ Beaulieau                           225
                   17852 Jocelyn Beasley-Payoff Voucher                  95.47
                   17853 Ben Vandeven                                    17.18
                   17854 Matt Copeland                                   16.93
                   17863 Julia Hill-Sears                                  100

                   Total per G/L:                                   $ 1,974.58
                                                                    ==========

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the American Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.